                                                                   EXHIBIT 10.14

                          AMENDMENT NO. 3 AND CONSENT

            This Amendment No. 3 and Consent (this "Amendment") amends that certain Credit Agreement dated as of May 9, 1997 (as amended, modified and supplemented from time to time, including pursuant to this Amendment, the "Credit Agreement"), among COLORADO PRIME CORPORATION, a Delaware corporation ("Borrower"), each institution identified as a lender on Annex I thereto (each, together with its successors and assigns, a "Lender"), and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, acting as the Agents for itself and the other Lenders, and is entered into as of December 11, 1997 among Borrower, the Administrative Agent and the Lenders executing the signature pages hereof.

                                   RECITALS

            WHEREAS, Colorado Prime Holdings, Inc. ("Parent") recently considered acquiring American Frozen Foods, Inc. (the "Proposed Acquisition") for the benefit of, among others, Borrower, and Parent incurred approximately $425,000 in AFF Due Diligence Costs (as defined below) in connection with its due diligence for the Proposed Acquisition;

            WHEREAS, Parent has determined not to go forward with the Proposed Acquisition; and

            WHEREAS, Borrower has requested that the Lenders consent to the making of a cash dividend by Borrower to Parent to enable Parent to pay the AFF Due Diligence Costs and otherwise amend the Credit Agreement as set forth below;

                                   AGREEMENT

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement, and the provisions of Section 1.2 of the Credit Agreement shall apply hereto as if fully set forth herein.

2.    Additional Definition. The following definition is hereby added to Section
      1.1 of the Credit Agreement and inserted therein in alphabetical order with the definitions therein:

            "AFF Due Diligence Costs" means the amount, not in excess of $425,000, incurred and paid by Parent to Persons which are not Affiliates of Parent for professional fees and related out-of-pocket costs and expenses in connection with its due diligence for its proposed acquisition of American Frozen Foods, Inc.

3. Definitional Changes. The following changes shall be made to the applicable definitions of Section 1.1 of the Credit Agreement:

      (a) The definition of "Consolidated EBITDA" is hereby amended to read in its entirety as follows:

                  "Consolidated EBITDA" for a period means (without duplication)
            (a) Consolidated Net Income plus (b) all Consolidated Interest Expense, cash dividends on preferred stock paid during such period to the extent permitted hereunder, income tax expense, depreciation and amortization (including amortization of any goodwill or other intangibles), in each case to the extent subtracted in calculating Consolidated Net Income, minus (c) any non-cash items which have been added in calculating Consolidated Net Income, plus (d) any other non-cash charges, including charges for accrued dividends on Preferred Stock, which have been subtracted in calculating Consolidated Net Income, and plus (e) through the Fiscal Quarter ending on September 30, 1998, the amount, if any, of AFF Due Diligence Costs incurred and paid by Parent which has been subtracted in calculating Consolidated Net Income, in each case of Parent and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

      (b) The definition of "Consolidated Net Worth" is hereby amended to read in its entirety as follows:

                  "Consolidated Net Worth" means, as of any date, the aggregate amount of equity contributions to Borrower made on or after the Closing Date plus retained earnings of Borrower since the Closing Date (plus, without duplication, the amount of any cash dividends made and permitted hereunder to be made by Borrower to Parent to pay AFF Due Diligence Costs incurred and paid by Parent, which has been subtracted in calculating retained earnings of Borrower) and minus net losses of Borrower since the Closing Date, in each case on a consolidated basis and as determined in accordance with GAAP.

4. Consent to Dividend. Notwithstanding the terms of Section 8.7(a) of the Credit Agreement to the contrary, the Required Lenders hereby consent to the making, within thirty (30) days of the effective date of this Amendment, of a one-time cash dividend by Borrower to Parent in the amount of the AFF Due Diligence Costs, provided, that Parent uses such cash to pay all of such AFF Due Diligence Costs within such thirty (30) day period.

5. Representations. To induce the Administrative Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants as follows:

      (a) Representations and Warranties. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, other than representations and warranties that expressly relate solely to an earlier date; and

      (b) No Defaults. No Default or Event of Default has occurred which has not been waived.

6. Effectiveness of this Amendment. This Amendment shall become effective on the date when the Administrative Agent, Borrower and the Required Lenders shall have signed a counterpart hereof and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its office for notices as set forth in Annex I to the Credit Agreement. This Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same agreement.


                           [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 and Consent to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                    BORROWER:

                                    COLORADO PRIME CORPORATION,
                                    a Delaware corporation



                                    By: _______________________________
                                    Title: ______________________________


                                    ADMINISTRATIVE AGENT:

                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES, as the
                                    Administrative Agent


                                    By: _______________________________


                                    By: _______________________________


                                    LENDERS:

                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES, as a Lender


                                    By: _______________________________


                                    By: _______________________________


                                    BANK LEUMI TRUST COMPANY OF NEW
                                    YORK, as a Lender


                                    By: _______________________________


                                    By: _______________________________

                                    BANKBOSTON, N.A., as a Lender


                                    By: _______________________________


                                    By: _______________________________


                                    IBJ SCHRODER BANK & TRUST COMPANY,
                                    as a Lender


                                    By: _______________________________


                                    By: _______________________________